SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 1 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 10, 1999
                Date of Report (date of earliest event reported)

                            DIGITAL BIOMETRICS, INC.
               (Exact name of Registrant as Specified in Charter)

          Delaware                     0-18856                 41-1545069
(State or Other Jurisdiction    (Commission File No.)    (IRS Employer ID No.)
     of Incorporation)

         5600 Rowland Road, Suite 205, Minnetonka, Minnesota 55343-4315
                    (Address of principal executive offices)

                                 (612) 932-0888
              (Registrant's telephone number, including area code)


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


ITEM 5. OTHER EVENTS


                            DIGITAL BIOMETRICS, INC.
                           CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)

                                                                                January 31,     September 30,
                                                                                   1999              1998
                                                                               ------------     ------------
Current assets:
      Cash and cash equivalents                                                $  1,215,959     $    840,616
      Accounts receivable, less allowance for doubtful accounts of $278,298
            and $296,583, respectively                                            4,088,941        4,352,197
      Inventory                                                                   2,587,139        2,848,421
      Prepaid expenses and other costs                                              230,664          214,559
                                                                               ------------     ------------
            Total current assets                                                  8,122,703        8,255,793
                                                                               ------------     ------------

Property and equipment                                                            2,491,321        2,410,172
      Less accumulated depreciation and amortization                             (1,500,224)      (1,355,161)
                                                                               ------------     ------------
                                                                                    991,097        1,055,011
                                                                               ------------     ------------

Patents, trademarks, copyrights and licenses, net of accumulated
      amortization of $95,677 and $100,656, respectively                             30,712           35,785
Deferred issuance costs on convertible debentures, net of accumulated
      amortization of $41,773 and $29,648, respectively                              62,102           71,872
                                                                               ------------     ------------
                                                                               $  9,206,614     $  9,418,461
                                                                               ============     ============

Current liabilities:
      Accounts payable                                                         $  1,149,429     $  1,783,086
      Line of credit advances                                                       472,874          111,962
      Accrued warranty                                                              328,173          385,422
      Deferred revenue                                                              982,841          918,291
      Other accrued expenses                                                      1,171,899        1,239,011
      Current installments of capital lease obligations                              35,562           34,620
                                                                               ------------     ------------
            Total current liabilities                                             4,140,778        4,472,392

Capital lease obligations, less current installments                                 98,605          113,117
Convertible debentures                                                              734,958          884,840
                                                                               ------------     ------------
            Total liabilities                                                     4,974,341        5,470,349
                                                                               ------------     ------------

Stockholders' equity:
      Common Stock, $.01 par value. Authorized, 40,000,000 shares; issued
            and outstanding 14,794,636 and 13,661,832 shares, respectively          147,946          136,618
      Additional paid-in capital                                                 45,581,275       44,114,225
      Deferred compensation                                                         (71,500)         (91,500)
      Accumulated deficit                                                       (41,425,448)     (40,211,231)
                                                                               ------------     ------------
            Total stockholders' equity                                            4,232,273        3,948,112

                                                                               ------------     ------------
                                                                               $  9,206,614     $  9,418,461
                                                                               ============     ============


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


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    DIGITAL BIOMETRICS, INC.

Dated: February 10, 1999        By: /s/ John J. Metil
                                    --------------------------------
                                    John J. Metil
                                    Executive Vice President,
                                    Chief Operating Officer and
                                    Chief Financial Officer


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